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                         MAINSTAY PLUS VARIABLE ANNUITY
                                  INVESTING IN
                 NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT - III

       SUPPLEMENT DATED NOVEMBER 1, 2000 TO PROSPECTUS DATED MAY 1, 2000

                             FOR USE IN OREGON ONLY

     This supplement provides information that you should know before you invest in the polices. You should read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a current prospectus for the policies. The terms we use in this supplement have the same meanings as in the prospectus for the policies.

     1. On page 30, under the section "(e) Rider Risk Charge Adjustment (optional)" add the following at the beginning of the first paragraph:

          The Rider Risk Charge Adjustment does not apply to policies issued in Oregon. For Oregon policies, please disregard all references to the Rider Risk Charge Adjustment throughout the prospectus.

     2. On page 37, add the following before the first full paragraph:

          In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

     3. On page 37, the fifth sentence in the second full paragraph is changed to read as follows:

          However, to the extent permitted by state law, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted.


                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010